DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

     As a shareholder of Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund"), you are entitled to vote on the proposal described below and in the enclosed materials.

     Management of the Fund has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of another fund advised by The Dreyfus Corporation that has the same investment objective and substantially similar management policies, but which does not invest primarily in insured Municipal Obligations. A larger fund should enhance the ability of portfolio managers to select a larger number of portfolio securities on more favorable terms and thereby diversify investments through a larger number of portfolio issues. Additionally, greater aggregate net assets should enable shareholders to share in the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed and variable costs of fund operations over a larger asset base.

     The fund selected for this purpose is General New York Municipal Bond Fund, Inc. (the "Acquiring Fund"). The Fund would exchange (the "Exchange") all of its assets, subject to liabilities, for shares of the Acquiring Fund (collectively, the "Acquiring Fund Shares"). Promptly thereafter, the Fund would distribute pro rata the Acquiring Fund Shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each shareholder will receive for his or her shares of the Fund a number of corresponding Acquiring Fund Shares equal to the value of such Fund shares as of the date of the Exchange. The Exchange will not result in the imposition of federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.

     Further information about the transaction is contained in the enclosed materials. Please take the time to review carefully the enclosed materials and then vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     THE FUND'S BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN AUGUST 4, 1999.

     If you have any questions after considering the enclosed materials, please call toll-free 1-800-645-6561.

                                      Sincerely,


                                      Marie E. Connolly,
                                      President, DREYFUS NEW YORK
                                      INSURED TAX EXEMPT BOND FUND


June 10, 1999

                  DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, August 4, 1999 at 10:00 a.m. for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the Fund's assets and liabilities to General New York Municipal Bond Fund, Inc. (the "Acquiring Fund") solely in exchange (the "Exchange") for shares of the Acquiring Fund. The Fund will distribute the Acquiring Fund shares received in the Exchange to its shareholders in an amount equal in net asset value to shares of the Fund held by such shareholders as of the date of the Exchange, after which the Fund will be terminated; and

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 7, 1999, will be entitled to receive notice of and to vote at the meeting.

                                       By Order of the Board of Trustees

                                             Margaret W. Chambers,
                                             Secretary

New York, New York
June 10, 1999


===============================================================================
     WE NEED YOUR PROXY VOTE IMMEDIATELY.

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
===============================================================================

                                                               June 4, 1999

                            TRANSFER OF THE ASSETS OF

                  DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND

                        TO AND IN EXCHANGE FOR SHARES OF

                   GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, AUGUST 4, 1999

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus New York Insured Tax Exempt Bond Fund (the "Acquired Fund") to be used at its Special Meeting of Shareholders (the "Meeting") to be held on Wednesday, August 4, 1999 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 7, 1999 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting.

     It is proposed that the Acquired Fund transfer all of its assets, subject to liabilities, to General New York Municipal Bond Fund, Inc. (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds") in exchange (the "Exchange") for Acquiring Fund Shares, all as more fully described herein. Upon completion of the Exchange, Acquiring Fund Shares received by the Acquired Fund will be distributed to Shareholders, with each Shareholder receiving a pro rata distribution of Acquiring Fund Shares (or fractions thereof) for Acquired Fund Shares held prior to the Exchange. Thus, each Shareholder will receive a number of Acquiring Fund Shares (or fractions thereof) equal in value to the aggregate net asset value of the Shareholder's Acquired Fund Shares as of the date of the Exchange.

                       ----------------------------------

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Shareholders should know before voting on the Proposal or receiving Acquiring Fund Shares.

     A Statement of Additional Information dated June 4, 1999, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Acquiring Fund and the Acquired Fund. For a free copy of the Statement of Additional Information, write to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166, or call 1-800-654-6561.

-------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

     Each Fund is an open-end, non-diversified, management investment company with the same investment adviser, distributor and investment objective. Both Funds also have substantially similar management policies and invest primarily in Municipal Obligations (as defined below), but the Acquired Fund invests primarily in Municipal Obligations that are insured as to the timely payment of principal and interest by recognized insurers of Municipal Obligations. The substantive differences between the Acquired Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

     The Acquiring Fund Prospectus dated March 1, 1999 and Annual Report for the fiscal year ended October 31, 1998 accompany this Prospectus/Proxy Statement and are incorporated herein by reference. FOR FREE COPIES OF THE ACQUIRED FUND PROSPECTUS DATED MAY 1, 1999 AND ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES, LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-645-6561.

     Shareholders are entitled to one vote for each Acquired Fund Share held and fractional votes for each fractional Acquired Fund Share held. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of April 29, 1999, 10,618,557.549 Acquired Fund Shares were issued and outstanding.

     Proxy materials will be mailed to shareholders of record on or about June 10, 1999.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Summary...........................................................
Reasons for the Exchange..........................................
Information about the Exchange....................................
Additional Information about each Fund............................
Voting Information................................................
Financial Statements and Experts..................................
Other Matters.....................................................
Notice to Banks, Broker/Dealers and
Voting Trustees and Their Nominees..............................
Appendix A: Form of Agreement and
 Plan of Reorganization..........................................        A-1

               APPROVAL OR DISAPPROVAL OF AN AGREEMENT AND PLAN OF
             REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE
                ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

                                     SUMMARY

     This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquired Fund Prospectus, the Acquiring Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A.

     PROPOSED TRANSACTION. The Acquired Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of Acquired Fund Shareholders, the Acquired Fund transfer to the Acquiring Fund all of its assets (subject to liabilities) in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of Acquired Fund Shares. The Acquired Fund will distribute such Acquiring Fund Shares among its Shareholders. Each Shareholder of the Acquired Fund will receive Acquiring Fund Shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Acquired Fund Shares as of the date of the Exchange. Thereafter, the Acquired Fund will be terminated.

     As a result of the Exchange, each Shareholder will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund as of the close of business on the closing date of the Exchange.

     The Acquired Fund's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of the Acquired Fund and the interests of existing Shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

     TAX CONSEQUENCES. The Exchange is designed to qualify for federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Exchange, each Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, (a) no gain or loss will be recognized by Acquired Fund Shareholders for federal income tax purposes as a result of the Exchange,
(b) the holding period and aggregate tax basis of Acquiring Fund Shares received by an Acquired Fund Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Acquired Fund Shares, and (c) the holding period and tax basis of the Acquired Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Acquired Fund immediately prior to the Exchange. See "Information about the Exchange--Tax Consequences."

     COMPARISON OF THE FUNDS. The following discussion is qualified by the more complete information set forth in the Funds' Prospectuses, which are incorporated herein by reference.

     GENERAL. Each Fund is an open-end, non-diversified, management investment company advised by The Dreyfus Corporation ("Dreyfus"). Each Fund seeks to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital.

     Each Fund invests primarily in debt securities issued by the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City personal income tax ("Municipal Obligations"). The Acquired Fund invests primarily in Municipal Obligations insured as to the timely payment of principal and interest under insurance policies (i) purchased by the Acquired Fund or by a previous owner of the Municipal Obligation or (ii) obtained by the issuer or underwriter of the Municipal Obligation. The Acquiring Fund may, but is not required by its management policies to, purchase insured Municipal Obligations. See "Risk Factors" below.

     The Acquired Fund invests only in Municipal Obligations considered investment grade by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and
Baa), Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (AAA, AA, A and BBB), or the unrated equivalent as determined by Dreyfus.

     The Acquiring Fund must invest at least 65% of its net assets in Municipal Obligations considered investment grade by Moody's, S&P or Fitch, or the unrated equivalent as determined by Dreyfus. The Acquiring Fund may invest up to 35% of its net assets in Municipal Obligations rated lower than investment grade ("high yield" or "junk bonds") and as low as the lowest rating assigned by Moody's, S&P or Fitch, or the unrated equivalent as determined by Dreyfus. Investments rated below investment grade by Moody's, S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. See "Risk Factors" below.

     Each Fund may invest on a temporary basis (but not to exceed 20% of its net assets) or for temporary defensive purposes, in taxable short-term investments ("Taxable Investments"), such as obligations of the U.S. Government, its agencies or instrumentalities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and other short-term bank obligations and repurchase agreements. In addition, each Fund may invest in Municipal Obligations the interest from which may be subject to the alternative minimum tax. The Acquiring Fund may invest without limitation in such Municipal Obligations if Dreyfus determines that their purchase is consistent with the Fund's investment objective. The Acquired Fund may invest up to 20% of its net assets in such Municipal Obligations and, except for temporary defensive purposes, in other investments subject to federal income tax.

     Each Fund may engage in various investment techniques, such as options and futures transactions, and lending portfolio securities, which may give rise to taxable income.

     For more information on either Fund's management policies, see "The Fund -
- Goal/Approach" in that Fund's Prospectus.

     The Acquiring Fund is incorporated under the laws of the State of Maryland. The Acquired Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and Acquired Fund" below.

     RISK FACTORS. The Acquired Fund invests primarily in insured Municipal Obligations; the Acquiring Fund does not. An insurance feature on a Municipal Obligation is designed to reduce the financial risk of the investment. If a Municipal Obligation held by the Acquired Fund defaults, the Acquired Fund, if it continues to pay the insurance premium, is entitled to collect interest payments and the full amount of principal from the insurer when such payments come due. Some types of insurance purchased for a Municipal Obligation increase the market value and marketability of the Municipal Obligation. However, the cost of insurance and the restrictions on investments imposed by the guidelines in insurance policies result in a lower yield on such Municipal Obligations. Because the Acquiring Fund does not invest primarily in insured Municipal Obligations, the Acquiring Fund's portfolio securities are exposed to a greater extent to the risk of loss if a Municipal Obligation held by the Acquiring Fund defaults.

     The Acquired Fund invests only in Municipal Obligations rated investment grade by Moody's, S&P or Fitch. The Acquiring Fund, however, may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market price and yield of these bonds are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Acquiring Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund's net asset value.

     For the fiscal year ended December 31, 1998 for the Acquired Fund and October 31, 1998 for the Acquiring Fund, each Fund's average distribution of investments (at value) in Municipal Obligations by ratings, computed on a monthly basis, was as follows:

FITCH         MOODY'S             S&P             PERCENTAGE OF VALUE
-----         -------             ---           -----------------------
                                                ACQUIRING FUND    ACQUIRED FUND
                                                --------------    -------------

AAA           Aaa                 AAA           21.7%             98.4%
AA            Aa                  AA             9.4%             --
A             A                   A             33.2%             --
BBB           Baa                 BBB           28.0%             --
BB            Ba                  BB             1.4%             --
F-1           VMIG1, MIG1, P-1    SP-1+,
                                                 0.7%             1.6%
                                  SP-1, A-1
Not Rated     Not Rated           Not Rated      5.6%*            --
                                                 ------           --
                                                 100.0%           100.0%
                                                 ======           ======

----------------------

* Included in the Not Rated category are securities comprising 5.6% of the Acquiring Fund's market value which, while not rated, have been determined by Dreyfus to be of comparable quality to securities in the Baa/BBB rating category.

     In all other material respects, the investment risks of each Fund are substantially the same.

     Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and therefore in the Fund's share price as well. As a result, the value of your investment in either Fund could fluctuate, which means that you could lose money.

     Other risk factors could have an effect on each Fund's performance:

     o New York's economy and revenues underlying municipal bonds may decline.

     o Investing primarily in a single state may make the Fund's portfolio securities more sensitive to risks specific to the state.

     o Each Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers.

     In addition, each Fund may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     See "The Fund--Main Risks" in the relevant Fund Prospectus for a further description of investment risks.

     FEES AND EXPENSES. The following information concerning fees and expenses of each Fund is derived from information set forth under the caption "The Fund--Expenses" in the relevant Fund Prospectus. Annual fund operating expenses set forth below are for the fiscal year ended December 31, 1998 for the Acquired Fund and October 31, 1998 for the Acquiring Fund. The "Pro Forma After Exchange" information is based on assets of each Fund as of February 26, 1999. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the Fund's share price.

ANNUAL FUND
OPERATING EXPENSES
(as a percentage
of average daily
net assets):

                                                                   PRO FORMA
                                                                     AFTER
                                                                    EXCHANGE
                                ACQUIRED          ACQUIRING        ACQUIRING
                                  FUND              FUND              FUND
                                --------          ---------        -----------

Management Fees                   .60%               .60%             .60%
12b-1 Fees                        .25%               .20%             .20%
(distribution and servicing)
Other Expenses                    .17%               .10%             .09%
Total Fund Operating Expenses    1.02%               .90%             .89%


EXAMPLE

     This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.
                                                               PRO FORMA
                                                                AFTER
                                                               EXCHANGE
                     ACQUIRED          ACQUIRING               ACQUIRING
                       FUND              FUND                    FUND
                     --------          ---------              -----------
1 Year               $  104            $   92                 $   91
3 Years              $  325            $  287                 $  284
5 Years              $  563            $  498                 $  493
10 Years             $1,248            $1,108                 $1,096

     PAST PERFORMANCE. The two tables below show the Acquiring Fund's annual returns and long-term performance. The first table shows you how the Acquiring Fund's performance has varied from year to year. The second compares the Acquiring Fund's performance over time to that of the Lehman Brothers Municipal Bond Index, an unmanaged, total-return performance benchmark. Both tables assume reinvestment of dividends and distributions. For performance information of the Acquired Fund, see that Fund's Prospectus under the caption of "The Fund -- Past Performance." As with all mutual funds, the past is not a prediction of the future.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

6.60    6.67    14.07    10.09   14.18   -7.19   16.54   3.09   9.58   6.35
----------------------------------------------------------------------------
'89     '90     '91      '92     '93     '94     '95     '96    '97   '98

Best Quarter:             Q1 '95                 +6.86

Worst Quarter:            Q1 '94                 -5.47

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                1 Year          5 Years           10 Years

Acquiring Fund                  6.35%           5.38%             7.80%

Lehman Brothers                 6.48%           6.22%             8.22%
Municipal Bond Index

     INVESTMENT RESTRICTIONS. The 1940 Act requires that certain investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. The fundamental policies and investment restrictions of the Funds are identical.

     In addition, each Fund has adopted certain non-fundamental policies which may be changed by vote of a majority of the Fund's Board members at any time. These non-fundamental policies and restrictions of the Funds are also identical, except that the Acquiring Fund has adopted as a non-fundamental policy a restriction on investing in companies for the purpose of exercising control.

     PRIMARY PORTFOLIO MANAGERS. The primary portfolio manager of the Acquired Fund is Richard J. Moynihan. Mr. Moynihan has held that position since October 1996, and has been employed by Dreyfus since May 1973. Since October 1996, Mr. Moynihan has served as Director of Municipal Portfolio Management at Dreyfus. He is also a portfolio manager of the Acquiring Fund. The primary portfolio manager of the Acquiring Fund is Monica S. Wieboldt. Ms. Wieboldt has held that position since June 1988 and has been employed by Dreyfus since November 1983. She is also a portfolio manager of the Acquired Fund.

     BOARD MEMBERS. The Acquiring Fund and Acquired Fund have different Board members, except for the Chairman of the Board. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

     CAPITALIZATION. The Acquired Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Acquiring Fund is authorized to issue 100 million shares of Common Stock, par value $.01 per share. The following table sets forth as of February 26, 1999 (1) the capitalization of the Acquired Fund's shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date, not including the estimated expenses of the Exchange.


                                                                                     PRO FORMA
                                                                                       AFTER
                                                                                     EXCHANGE
                                             ACQUIRED          ACQUIRING               ACQUIRING
                                               FUND              FUND                   FUND
                                             --------          ---------             -----------

Total net assets....................         $121,560,091      $296,014,686          $417,574,777

Net asset value                                    $11.30            $20.35                $20.35
  per share.........................

Shares outstanding..................           10,758,630        14,549,490            20,519,645

     As of April 29, 1999, there were 14,559,442.956 shares of the Acquiring Fund outstanding at a net asset value per share of $20.29. As of such date, there were 10,618,557.549 shares of the Acquired Fund outstanding at a net asset value per share of $11.25. For information as to beneficial or record ownership of shares of the Acquired Fund and Acquiring Fund, see "Voting Information" below.

     PURCHASE PROCEDURES. The purchase procedures of each Fund are identical. See "Your Investment--Account Policies--Buying Shares" in the relevant Fund Prospectus for a discussion of purchase procedures.

     REDEMPTION PROCEDURES. The redemption procedures of each Fund are identical. See "Your Investment--Account Policies--Selling Shares" in the relevant Fund Prospectus for a discussion of redemption procedures.

     Each Fund charges a redemption fee on shares redeemed or exchanged less than 15 days following the issuance of such shares. The Acquiring Fund deducts
 .10% and the Acquired Fund deducts 1.0% of the net asset value of such shares. Neither Fund charges the redemption fee on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment. No redemption fee will be charged in connection with the Exchange.

     RULE 12B-1 PLAN. Each Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under such Plan, the Fund reimburses its distributor for distributing Fund shares and pays Dreyfus for advertising and shareholder account service and maintenance at an aggregate annual rate of .20% with respect to the Acquiring Fund and .25% with respect to the Acquired Fund. Because this fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

     DISTRIBUTIONS. The dividend and distribution policies of each Fund are identical. See "Your Investment-Distributions and Taxes" in the relevant Fund Prospectus for a discussion of such policies.

     SHAREHOLDER SERVICES. The shareholder services offered by each Fund are identical. See "Your Investment-Services For Fund Investors" in the relevant Fund Prospectus for a description of shareholder services.

     CERTAIN ORGANIZATIONAL DIFFERENCES BETWEEN THE ACQUIRING FUND AND ACQUIRED FUND. The Acquired Fund is a Massachusetts business trust, and the rights of its shareholders are governed by its Agreement and Declaration of Trust (the "Trust Agreement"), Bylaws and applicable Massachusetts law. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation (the "Charter"), Bylaws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither Fund is required to hold annual meetings of its shareholders. The Board of the relevant Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Moreover, each Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by shareholders.

     Under the Trust Agreement, Acquired Fund shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any amendment of the Trust Agreement, other than amendments to change the Acquired Fund's name, authorize additional series or classes of shares, supply any omission or cure, correct or supplement any ambiguity or defective or inconsistent provision contained in the Trust Agreement; (4) any termination or reorganization of the Acquired Fund to the extent and as provided in the Trust Agreement; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Acquired Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; and (6) such additional matters relating to the Acquired Fund as may be required by law, the Trust Agreement, the Acquired Fund's Bylaws, or any registration of the Acquired Fund with the Commission or any state, or as the Trustees may consider necessary or desirable. Acquired Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

     The Trust Agreement provides that a majority of the outstanding voting shares of the Acquired Fund is required to decide any question (except the election of Trustees, which requires a plurality, and the removal of a Trustee, which requires two-thirds of the outstanding shares of the Acquired Fund), unless the 1940 Act requires a larger vote. On any matter submitted to a vote of shareholders, all shares of the Acquired Fund then entitled to vote will be voted in the aggregate as a single class without regard to series or classes of shares, except (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes differently, shares will be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes will be entitled to vote thereon.

     The Acquiring Fund's charter documents provide that certain matters, such as an amendment to the Charter, a merger, consolidation or transfer of all or substantially all assets, dissolution, and removal of a Director, require the affirmative vote of a majority of the votes entitled to be cast; election of Directors requires a plurality of votes cast; and other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. All holders of shares of stock vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected will be entitled to vote.

     The Acquired Fund's Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Acquiring Fund's Charter provides that one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organization documents for the Fund are not affected by such quorum requirements.

     SHAREHOLDER LIABILITY. Under Maryland law, Acquiring Fund stockholders have no personal liability as such for the Fund's acts or obligations.

     Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquired Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquired Fund, or its Trustees. The Trust Agreement provides for indemnification out of the Acquired Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Acquired Fund solely by reason of his being or having been an Acquired Fund shareholder and not because of his acts or omissions or some other reason. Thus, the Acquired Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Acquired Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, shall assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

     LIABILITY AND INDEMNIFICATION OF DIRECTORS AND TRUSTEES. Under the Acquiring Fund's Charter and Maryland law, subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification is ultimately denied and provides acceptable security,
(ii) the Acquiring Fund is insured against losses arising from the advances, or
(iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

     If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding which precedes the amendment or repeal.

     Under the Acquired Fund's Trust Agreement, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him in connection with the defense or disposition of any threatened or actual proceeding by reason of his being or having been a Trustee, unless such Trustee shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his duties. Officers, employees and agents of the Acquired Fund may be indemnified to the same extent as Trustees.

     Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he would otherwise be subject as a result of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of reckless disregard of his obligations and duties. The staff of the Commission interprets the 1940 Act to require additional limits on indemnification of directors or trustees, and officers.

     RIGHT OF INSPECTION. Under Maryland law, persons who have been stockholders of record for six months or more and who own at least 5% of the shares of the Acquiring Fund may inspect the books of account and stock ledger of the Fund. Acquired Fund shareholders have the right to inspect the records, accounts and books of the Acquired Fund for any legitimate business purpose.

                                      * * *

     The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, Bylaws and Maryland law, and the Acquired Fund, the Acquired Fund's Trust Agreement, Bylaws or Massachusetts law. It is not a complete list of differences, but only of material differences. Shareholders desiring copies of Acquiring Fund's Charter and Bylaws or the Acquired Fund's Trust Agreement and Bylaws should write to the relevant Fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

                            REASONS FOR THE EXCHANGES

     The Board of each Fund has concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. A larger fund should enhance the portfolio managers' ability to select a larger number of portfolio securities on more favorable terms and give portfolio managers greater investment flexibility. Additionally, the expense ratio of the Acquiring Fund is lower than that of the Acquired Fund. By combining the Acquired Fund with the Acquiring Fund and creating one fund with greater aggregate net assets, Acquired Fund Shareholders should obtain the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed and variable costs of fund operations over a larger asset base.

     In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of each Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by each Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of each Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Funds; (4) the tax consequences of the Exchange; and (5) the estimated costs incurred by each Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

     PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Appendix A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares, and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities on August 31, 1999, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Shares to be issued to the Acquired Fund will be determined on the basis of the relative net asset values per share of each Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after such close of trading) on the Closing Date (the "Valuation Time"). Portfolio securities of each Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Your Investment--Account Policies" in the Acquiring Fund Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund Statement of Additional Information.

     Prior to the Closing Date, the Acquired Fund will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Acquired Fund Shareholders all of the Acquired Fund's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), its net exempt interest income, and its net capital gain realized (after reduction for any capital loss carryforward), if any, for all taxable years ending on or prior to, and for its current taxable year through, the Closing Date.

     As conveniently as practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares received by it in the Exchange pro rata to its shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund. Such distribution will be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each Acquired Fund Shareholder, each account representing the respective pro rata number of Acquiring Fund Shares due to each Acquired Fund Shareholder. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent the Acquiring Fund Shares distributed to the record holders of the Acquired Fund. Upon presentation to the transfer agent of the Acquiring Fund, Acquired Fund Share certificates will be exchanged for Acquiring Fund Share certificates, at the applicable exchange rate. Certificates for Acquiring Fund Shares will be issued only upon the investor's written request.

     The Plan may be amended at any time prior to the Exchange. The Acquired Fund will provide its Shareholders with information describing any material amendment to the Plan prior to the Meeting. The obligations of each Fund under the Plan are subject to various conditions, including approval by the requisite number of Acquired Fund Shares and the continuing accuracy of various representations and warranties of each Fund being confirmed by the respective parties.

     The total expenses of the Exchange are expected to be approximately $43,500, and will be borne pro rata according to the aggregate net assets of each Fund.

     If the Exchange is not approved by Shareholders of the Acquired Fund, the Acquired Fund's Board will consider other appropriate courses of action.

     TEMPORARY SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S INVESTMENT RESTRICTIONS. Since certain of the Acquired Fund's existing investment restrictions could preclude the Acquired Fund from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund Shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Acquired Fund's ability to (i) purchase securities other than Municipal Obligations and Taxable Investments and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Acquired Fund Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

     FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund's assets for Acquiring Fund Shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to each Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C); (2) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares; (3) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; (4) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Plan; (5) the aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Acquired Fund Shares held by such Shareholder immediately prior to the Exchange, and the Shareholder's holding period for those Acquiring Fund Shares will include the period the Acquired Fund Shares surrendered in exchange therefor were held by such Shareholder (provided the Acquired Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Acquired Fund assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Exchange, and the holding period of Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     No opinion will be expressed as to the effect of the reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

     NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Exchange, Acquired Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Acquired Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Acquired Fund's best interests and (ii) the interests of Acquired Fund Shareholders will not be diluted as a result of the Exchange. An affirmative vote of the holders of a majority of the Acquired Fund's Shares is required to approve the Plan and the Exchange.

     THE BOARD OF THE ACQUIRED FUND, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT ACQUIRED FUND SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

     ADDITIONAL INFORMATION ABOUT EACH FUND

     Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus and Statement of Additional Information, each dated March 1, 1999, forming a part of its Registration Statement on Form N-1A (File No. 2-92285).

     Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund Prospectus and Statement of Additional Information, each dated May 1, 1999, forming a part of its Registration Statement on Form N-1A (File No. 33-9654).

     Each Fund is subject to the requirements of the 1940 Act, and files reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by each Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Acquired Fund may pay persons holding its Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact Dreyfus New York Insured Tax Exempt Bond Fund toll free at (800) 645-6561. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitted to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of the holders of more than 30% of the outstanding Acquired Fund Shares entitled to vote at the Meeting.

     The votes of Acquiring Fund Shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

     As of April 29, 1999, no Shareholder was known by the Acquired Fund to own beneficially or of record 5% or more of the outstanding voting shares of the Acquired Fund.

     It is not anticipated that any Shareholder will own beneficially or of record 5% or more of the Acquiring Fund's outstanding shares as a result of the Exchange.

     As of April 29, 1999, no Shareholder was known by the Acquiring Fund to own beneficially or of record 5% or more of the outstanding voting shares of the Acquiring Fund.

     As of April 29, 1999, Board members and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of April 29, 1999, Board members and officers of the Acquired Fund, as a group, owned less than 1% of the Acquired Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 1998 and of the Acquiring Fund for the fiscal year ended October 31, 1998, have been incorporated herein by reference in reliance upon the authority of the reports given by Ernst & Young LLP, each Fund's independent auditors, as experts in accounting and auditing.

                                  OTHER MATTERS

     The Acquired Fund's Board members are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Acquired Fund, in care of Dreyfus Transfer, Inc.,
Attention: Dreyfus New York Insured Tax Exempt Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Acquired Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of such Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS OF THE ACQUIRED FUND WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   APPENDIX A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated April 14, 1999 (the "Agreement"), between DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND, a Massachusetts business trust (the "Acquired Fund"), and GENERAL NEW YORK MUNICIPAL BOND FUND, INC., a Maryland corporation (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund, attributable to such Fund's shares, in exchange solely for shares of Common Stock, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are registered, open-end, non-diversified, management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their respective shares of common stock and beneficial interest;

     WHEREAS, the Board of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Acquired Fund's liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

     WHEREAS, the Board of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Acquired Fund's liabilities by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of this transaction:

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash (subject to liabilities), attributable to the Acquired Fund's shares, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

     1.2. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

     1.3. Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 90 Washington Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund simultaneously will be canceled on the books of the Acquired Fund.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

     2. VALUATION.

     2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation dated November 19, 1984, as the same may have been amended (the "Acquiring Fund's Articles of Incorporation"), and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and then-current prospectus or statement of additional information.

     2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be August 31, 1999 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

     3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash and any other assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

     3.3. If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4. The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of the Acquired Fund owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a business trust duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

          (b) The Acquired Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund's Agreement and Declaration of Trust dated September 19, 1986, as the same may have been amended (the "Acquired Fund's Trust Agreement"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

          (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) The Statements of Assets and Liabilities of the Acquired Fund for the ten fiscal years ended December 31, 1998 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

          (g) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund has not made an election under
Section 475 of the Code and is not otherwise required under such section to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

          (k) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Board and, subject to the approval of the Acquired Fund Shareholders and assuming due execution and delivery hereof by the Acquiring Fund, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (m) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Acquiring Fund is registered under the 1940 Act as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statements of Assets and Liabilities of the Acquiring Fund for the ten fiscal years ended October 31, 1998 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

          (g) Since October 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities as of October 31, 1998 referred to in
Section 4.2(f) hereof.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Directors and Shareholders, and, subject to the approval of the Acquired Fund Shareholders and assuming due execution and delivery hereof by the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5. COVENANTS OF THE FUNDS.

     5.1. Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

     5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President or its Vice President and Treasurer.

     5.5. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     6.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Fund, the other party to this Agreement shall, at its option, not be required to complete the transactions contemplated by this Agreement.

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Trust Agreement.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Acquired Fund shall have declared a dividend or other distribution which, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all such taxable years; and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

     8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for federal income tax purposes:

          (a) The transfer of all or substantially all of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;
(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Acquired Fund assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     No opinion will be expressed as to the effect of the reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

     9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of either Fund, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if circumstances should develop that, in the opinion of the Board of either Fund, make proceeding with the Agreement inadvisable.

     9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of either Fund, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of either Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of its Fund.

     10. MISCELLANEOUS.

     11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

     11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by each Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

     11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6. (a) The names "General New York Municipal Bond Fund, Inc." and "Directors" of General New York Municipal Bond Fund, Inc. refer respectively to the Acquiring Fund and its Directors, as directors but not individually or personally, acting from time to time under the Acquiring Fund's Articles of Incorporation and Bylaws, a copy of which is on file at the office of the Secretary of the State of Maryland and at the principal office of the Acquiring Fund. The obligations of the Acquiring Fund entered into by any of the Directors, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

          (b) The names "Dreyfus New York Insured Tax Exempt Bond Fund" and "Trustees" of Dreyfus New York Insured Tax Exempt Bond Fund refer respectively to the Acquired Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Acquired Fund's Trust Agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Acquired Fund. The obligations of the Acquired Fund entered into by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property, and all persons dealing with any class of shares of the Acquired Fund must look solely to the Acquired Fund's property belonging to such class for the enforcement of any claims against the Acquired Fund.

     IN WITNESS WHEREOF, each Fund has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.



                                       GENERAL NEW YORK MUNICIPAL BOND
                                         FUND, INC.


                                       By: __________________________
                                           Marie E. Connolly,
                                           President


ATTEST: __________________________
        __________________________

                                      DREYFUS NEW YORK INSURED TAX
                                        EXEMPT BOND FUND


                                      By: __________________________
                                          Marie E. Connolly,
                                          President

ATTEST: __________________________
        __________________________

                  DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND


     The undersigned shareholder of the Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") hereby appoints ______________ and _____________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on June 7, 1999, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Wednesday, August 14, 1999, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

     Please mark boxes in blue or black ink.

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund in exchange solely for shares of General New York Municipal Bond Fund, Inc. and the assumption by General New York Municipal Bond Fund, Inc. of the Fund's liabilities, and the pro rata distribution of those shares to Fund shareholders and subsequent termination of the Fund.

      FOR                  AGAINST                    ABSTAIN
      /  /                  /  /                        /  /

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                           Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                 Dated: ______________, 1999


                                       --------------------------
                                       Signature(s)

                                       --------------------------
                                       Signature(s)


Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope